                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20459

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2003

                               CAMBREX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         1-10638                                          22-2476135
--------------------------                    ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey                    07073
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

                                  201-804-3000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                NOVEMBER 10, 2003

Item 2. Acquisition or Disposition of Assets

         On November 10, 2003, Cambrex Corporation ("Cambrex", the "Company" or "Registrant") completed the sale of the Rutherford Chemicals business to a subsidiary of Arsenal Capital Partners. The sale agreement specifies proceeds of $55.0 million in cash received at closing, a $2.0 million subordinated 12% interest bearing note receivable due in full in 5-1/2 years, and an $8.0 million performance based cash earn-out if future operating profit targets are achieved in each of the next three years. These proceeds are before fees and expenses associated with the transaction and a working capital adjustment. Net proceeds from the cash received at closing will be used to repay outstanding debt on the Company's bank facility.

Item 7. Financial Statements and Exhibits.

         (b)      Pro forma financial information.

                  Unaudited Pro Forma Condensed Consolidated Income Statements for the nine months ended September 30, 2003 and 2002.

                  Unaudited Pro Forma Condensed Consolidated Income Statements for the years ended December 31, 2002, 2001, and 2000.

                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003.

                  Notes to Unaudited Pro Forma Consolidated Financial
                  Statements.

         (c)      Exhibits.

                  10. Amended and Restated Asset Sale Agreement dated October 17, 2003, between the Registrant and Rutherford Acquisition Corp, a subsidiary of Arsenal Capital Partners.

         Basis of Presentation

         The following unaudited pro forma consolidated financial statements reflect the divestiture of the Rutherford Chemicals business after giving effect to pro forma adjustments described in the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cambrex Corporation, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002, respectively.

         The unaudited pro forma consolidated income statements give effect to the divestiture as if it had occurred on January 1, 2000. The unaudited pro forma balance sheet gives effect to the divestiture as if it had occurred on September 30, 2003.

         The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of the Company.

                               CAMBREX CORPORATION
                          CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                                                      CAMBREX
                                                                    CONSOLIDATED    RUTHERFORD        PRO FORMA
                                                                    HISTORICAL(1)   CHEMICALS(2)     ADJUSTMENTS    PRO FORMA
                                                                    -------------   ------------     -----------    ---------
Gross sales                                                            303,526                                        303,526
   Commissions & allowances                                              2,891                                          2,891
                                                                       -------         -------         --------       -------

Net sales                                                              300,635               -                -       300,635
   Other revenue                                                         6,899                                          6,899
                                                                       -------         -------         --------       -------
NET REVENUES                                                           307,534               -                -       307,534

Cost of goods sold                                                     183,170                                        183,170
                                                                       -------         -------         --------       -------

GROSS PROFIT                                                           124,364               -                -       124,364

Operating expenses:
   Selling, general & administrative                                    72,936                                         72,936
   Legal settlement                                                     11,342                                         11,342
   Research and development                                             12,576                                         12,576
                                                                       -------         -------         --------       -------
       Total operating expenses                                         96,854               -                -        96,854

OPERATING PROFIT                                                        27,510               -                -        27,510

Other expenses/(income):
   Interest expense, net                                                 8,301                           (1,791)(3)     6,510
   Other (income), net                                                    (207)                               -          (207)
                                                                       -------         -------         --------       -------

   INCOME FROM CONTINUING OPERATIONS
      BEFORE TAXES                                                      19,416               -            1,791        21,207

Income taxes                                                            18,274                                - (4)    18,274
                                                                       -------         -------         --------       -------
   INCOME FROM CONTINUING OPERATIONS                                     1,142               -            1,791         2,933
                                                                       =======         =======         ========       =======

Basic and diluted earnings from continuing operations per share:
   Per share - basic                                                      0.04                                           0.11
   Weighted average shares outstanding - basic                          25,769                                         25,769
   Per share - diluted                                                    0.04                                           0.11
   Weighted average shares outstanding-diluted                          26,032                                         26,032

See accompanying notes to the unaudited pro forma consolidated financial statements.

                               CAMBREX CORPORATION
                          CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                    CAMBREX
                                                                  CONSOLIDATED    RUTHERFORD      PRO FORMA
                                                                  HISTORICAL(1)  CHEMICALS(2)    ADJUSTMENTS      PRO FORMA
                                                                  -------------  ------------    -----------      ---------
Gross sales                                                          294,655                                        294,655
   Commissions & allowances                                            2,926                                          2,926
                                                                     -------       -------        --------          -------
Net sales                                                            291,729             -               -          291,729
   Other revenue                                                       5,097                                          5,097
                                                                     -------       -------        --------          -------

NET REVENUES                                                         296,826             -               -          296,826

Cost of goods sold                                                   161,393                                        161,393
                                                                     -------       -------        --------          -------

GROSS PROFIT                                                         135,433             -               -          135,433

Operating expenses:
   Selling, general & administrative                                  64,594                                         64,594
   Restructuring and other charges                                     2,538                                          2,538
   Research and development                                           11,672                                         11,672
                                                                     -------       -------        --------          -------
       Total operating expenses                                       78,804             -               -           78,804

OPERATING PROFIT                                                      56,629             -               -           56,629

Other expenses/(income):
   Interest expense, net                                               8,673                        (1,711)(3)        6,962
   Other expense, net                                                  3,453                                          3,453
                                                                     -------       -------        --------          -------

   INCOME FROM CONTINUING OPERATIONS
      BEFORE TAXES                                                    44,503             -           1,711           46,214

Income taxes                                                          11,170                           599 (4)       11,769
                                                                     -------       -------        --------          -------
   INCOME FROM CONTINUING OPERATIONS                                  33,333             -           1,112           34,445
                                                                     =======       =======        ========          =======

Basic and diluted earnings from continuing operations per share:
   Per share - basic                                                    1.28                                           1.33
   Weighted average shares outstanding-basic                          25,967                                         25,967
   Per share - diluted                                                  1.25                                           1.29
   Weighted average shares outstanding-diluted                        26,665                                         26,665

See accompanying notes to the unaudited pro forma consolidated financial statements.

                               CAMBREX CORPORATION
                          CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

                                                          CAMBREX
                                                        CONSOLIDATED        RUTHERFORD        PRO FORMA
                                                        HISTORICAL(5)      CHEMICALS(6)      ADJUSTMENTS         PRO FORMA
                                                        -------------      ------------      -----------         ---------
Gross sales                                                522,176            127,746                              394,430
   Commissions & allowances                                  5,392                805                                4,587
                                                           -------            -------            --------          -------
Net sales                                                  516,784            126,941                   -          389,843
   Other revenue                                            10,159                936                                9,223
                                                           -------            -------            --------          -------

NET REVENUES                                               526,943            127,877                   -          399,066

Cost of goods sold                                         326,767            108,235                              218,532
                                                           -------            -------            --------          -------

GROSS PROFIT (LOSS)                                        200,176             19,642                   -          180,534

Operating expenses:
   Selling, general & administrative                        98,563              9,987                               88,576
   Restructuring and other charges                          14,501             10,263                                4,238
   Vitamin B-3 provision                                    10,000             10,000                                    -
   Research and development                                 17,629              1,835                               15,794
                                                           -------            -------            --------          -------
       Total operating expenses                            140,693             32,085                   -          108,608

OPERATING PROFIT (LOSS)                                     59,483            (12,443)                  -           71,926

Other expenses/(income):
   Interest expense/(income), net                           11,237                (27)             (2,281)(3)        8,983
   Other expense/(income), net                                  64             (3,481)                               3,545
                                                           -------            -------            --------          -------

INCOME/(LOSS) BEFORE TAXES                                  48,182             (8,935)              2,281           59,398

Income taxes                                                11,949             (2,387)                798 (4)       15,134
                                                           -------            -------            --------          -------
   NET INCOME/(LOSS)                                        36,233             (6,548)              1,483           44,264
                                                           =======            =======            ========          =======
Basic and diluted earnings per share:
   Per share - basic                                          1.40                                                    1.71
   Weighted average shares outstanding-basic                25,954                                                  25,954
   Per share - diluted                                        1.37                                                    1.67
   Weighted average shares outstanding-diluted              26,520                                                  26,520

See accompanying notes to the unaudited pro forma consolidated financial statements.

                               CAMBREX CORPORATION
                          CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                                                          CAMBREX
                                                        CONSOLIDATED         RUTHERFORD        PRO FORMA
                                                        HISTORICAL(5)       CHEMICALS(6)      ADJUSTMENTS        PRO FORMA
                                                        -------------       ------------      -----------        ---------
Gross Sales                                                499,194            141,452                              357,742
   Commissions & allowances                                  4,259                606                                3,653
                                                           -------            -------           --------           -------
Net sales                                                  494,935            140,846                  -           354,089
   Other revenue                                             3,920                 (8)                               3,928
                                                           -------            -------           --------           -------

NET REVENUES                                               498,855            140,838                  -           358,017

Cost of goods sold                                         319,520            120,662                              198,858
                                                           -------            -------           --------           -------

GROSS PROFIT                                               179,335             20,176                  -           159,159

Operating expenses:
   Selling, general & administrative                        91,651             10,259                               81,392
   Restructuring and other charges                          18,649             16,627                                2,022
   Vitamin B-3 Provision                                     4,400              4,400                                    -
   Research and development                                 19,619              2,240                               17,379
                                                           -------            -------           --------           -------
       Total operating expenses                            134,319             33,526                  -           100,793

OPERATING PROFIT/(LOSS)                                     45,016            (13,350)                 -            58,366

Other expenses/(income):
   Interest expense, net                                    10,567                (35)            (2,759)(3)         7,843
   Other (income)/expense, net                                (277)                46                                 (323)
                                                           -------            -------           --------           -------

INCOME/(LOSS) BEFORE TAXES                                  34,726            (13,361)             2,759            50,846

Income taxes                                                 9,414             (3,762)               966 (4)        14,142
                                                           -------            -------           --------           -------
   NET INCOME/(LOSS)                                        25,312             (9,599)             1,793            36,704
                                                           =======            =======           ========           =======

Basic and diluted earnings per share:
   Per share - basic                                          0.99                                                    1.43
   Weighted average shares outstanding - basic              25,648                                                  25,648
   Per share - diluted                                        0.96                                                    1.39
   Weighted average shares outstanding - diluted            26,495                                                  26,495

See accompanying notes to the unaudited pro forma consolidated financial statements.

                               CAMBREX CORPORATION
                          CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                           CAMBREX
                                                         CONSOLIDATED     RUTHERFORD        PRO FORMA
                                                         HISTORICAL(5)   CHEMICALS(6)      ADJUSTMENTS        PRO FORMA
                                                         -------------   ------------      -----------        ---------
Gross sales                                                 492,544         166,039                             326,505
   Commissions & allowances                                   4,976           4,132                                 844
                                                            -------         -------           --------          -------
Net sales                                                   487,568         161,907                  -          325,661
   Other revenue                                              4,527            (176)                              4,703
                                                            -------         -------           --------          -------

NET REVENUES                                                492,095         161,731                  -          330,364

Cost of goods sold                                          314,600         129,199                             185,401
                                                            -------         -------           --------          -------

GROSS PROFIT                                                177,495          32,532                  -          144,963

Operating expenses:
   Selling, general & administrative                         85,714          10,071                              75,643
   Restructuring                                                  -               -                                   -
   Vitamin B-3 Provision                                          -               -                                   -
   Research and development                                  14,267           2,465                              11,802
                                                            -------         -------           --------          -------
       Total operating expenses                              99,981          12,536                  -           87,445

OPERATING PROFIT                                             77,514          19,996                  -           57,518

Other expenses/(income):
   Interest expense/(income), net                            11,487             (78)            (3,555)(3)        8,010
   Other (income), net                                         (329)           (116)                               (213)
                                                            -------         -------           --------          -------

INCOME BEFORE TAXES                                          66,356          20,190              3,555           49,721

Income taxes                                                 19,649           6,478              1,244 (4)       14,415
                                                            -------         -------           --------          -------
   NET INCOME                                                46,707          13,712              2,311           35,306
                                                            =======         =======           ========          =======

Basic and diluted earnings per share
   Per share - basic                                           1.87                                                1.41
   Weighted average shares outstanding - basic               25,015                                              25,015
   Per share - diluted                                         1.79                                                1.35
   Weighted average shares outstanding-diluted               26,157                                              26,157


See accompanying notes to the unaudited pro forma consolidated financial statements.

                               CAMBREX CORPORATION
                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                                               CAMBREX
                                                             CONSOLIDATED    RUTHERFORD    PRO FORMA
                                                              HISTORICAL    CHEMICALS(7)  ADJUSTMENTS      PRO FORMA
                                                             ------------   ------------  -----------      ---------
CURRENT ASSETS
Cash and cash equivalents                                       41,835                                       41,835
Trade receivables, net                                          54,681                                       54,681
Inventories, net                                                76,348                                       76,348
Deferred tax asset                                              21,433                                       21,433
Assets held for sale                                            65,558         65,558                             -
Other current assets                                            25,790                                       25,790
                                                               -------         ------      ---------        -------
   TOTAL CURRENT ASSETS                                        285,645         65,558              -        220,087

Property, plant and equipment, net                             256,221                                      256,221
Goodwill and other tangibles                                   268,859                                      268,859
Other assets                                                    12,915                                       12,915
                                                               -------         ------      ---------        -------

   OTHER ASSETS                                                823,640         65,558              -        758,082
                                                               =======         ======      =========        =======

CURRENT LIABILITIES

Accounts payable and accrued liabilities                        71,711                                       71,711
Liabilities held for sale                                        9,905          9,905                             -
Short-term debt and current portion of long-term debt            2,299                                        2,299
                                                               -------         ------      ---------        -------
   TOTAL CURRENT LIABILITIES                                    83,915          9,905              -         74,010

Long-term debt                                                 253,686                       (53,055)(8)    200,631
Deferred tax liabilities                                        52,984                                       52,984
Other liabilities                                               52,599                        (1,150)(9)     51,449
                                                               -------         ------      ---------        -------

TOTAL LIABILITIES                                              443,184          9,905        (54,205)       379,074

STOCKHOLDERS' EQUITY                                           380,456         55,653         54,205        379,008
                                                               -------         ------      ---------        -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     823,640         65,558              -        758,082
                                                               =======         ======      =========        =======

See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Notes to Pro forma Consolidated Financial Statements
(Unaudited)

(1) Reflects results of continuing operations of the Company as filed in the Company's Form 10-Q filed on November 12, 2003 for the third quarter 2003, which excludes the Rutherford Chemicals business which was reported as a discontinued operation for the respective period.

(2) For the nine month periods ended September 30, 2003 and 2002, the Rutherford Chemicals business has already been reflected as a discontinued operation in the historical financial statements filed on Form 10-Q on November 12, 2003 for the third quarter 2003.

(3) Reflects the reduction of interest expense attributable to the application of cash proceeds from the sale of the Rutherford Chemicals business to the Company's long-term debt balance. The interest expense reduction was calculated using the average interest rate for each period presented which was 4.5%, 4.3%, 4.3%, 5.2% and 6.7% for the nine month periods ended September 30, 2003 and 2002 and for the years ended December 31, 2002, 2001 and 2000, respectively. An increase in the variable interest rate of 1/8% would have resulted in higher annual interest expense reduction of approximately $66 for each period.

(4) Eliminates the income tax benefit of the reduction in interest expense at a U.S. federal statutory rate of 35%. For the nine month period ended September 30, 2003, there was no income tax benefit assumed due to the Company's recording of a valuation allowance for all net domestic deferred tax assets as of September 30, 2003. (See the Company's third quarter 2003 Form 10-Q, note (6), filed on November 12, 2003 for further discussion).

(5) Reflects the results of operations of the Company including the Rutherford Chemicals business which was not reported as a discontinued operation until September 30, 2003.

(6) Eliminates the results of operations of the Rutherford Chemicals business for the respective periods as if the divestiture had been completed on January 1, 2000.

(7) Eliminates the net assets and liabilities of the Rutherford Chemicals business as if the divestiture had been completed on September 30, 2003.

(8) Reflects the application of the estimated cash proceeds from the sale of the Rutherford Chemicals business, net of fees and expenses and working capital adjustment, to the outstanding long-term debt balance. These cash proceeds exclude the earn-out arrangement and any potential collection of the $2.0 million note receivable.

(9) Reflects the write-off of net pension and post-retirement plan liabilities that resulted from the curtailment accounting associated with the sale of the Rutherford Chemicals business.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                  CAMBREX CORPORATION

                                                  By: /s/ Luke M. Beshar
                                                  ------------------------------
                                                  Luke M. Beshar
                                                  Senior Vice President and
                                                  Chief Financial Officer

Date: November 25, 2003